COLUMBIA LIBERTY FUND

                 Supplement to Prospectus dated February 1, 2004


The section entitled Portfolio Managers under the heading MANAGING THE FUND is revised in its entirety as follows:

Harvey B. Hirschhorn, an executive vice president of Columbia Management Advisors, Inc. (Columbia Management), is the lead manager of the Fund and has co-managed the Fund since August, 2000. Mr. Hirschhorn has been associated with Columbia Management or its predecessors since 1973. Mr. Hirschhorn is responsible for allocating the Fund assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

 Large cap growth stocks           Alexander S. Macmillan and Paul J. Berlinguet
 Large cap value stocks            Brian J. Cunningham, Gregory M. Miller
                                      and Richard Dahlberg
 Foreign securities                NIMNAI (Sub-Advisor)
 Investment grade bonds            Mark E. Newlin and Todd J. Mick

Alexander S. Macmillan, a senior vice president of Columbia Management and co-head of Columbia Management's Large-Cap Growth Team, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since April, 2003. Mr. Macmillan has been associated with Columbia Management or its predecessors since 1989.

Paul J. Berlinguet, a senior vice president of Columbia Management and co-head of Columbia Management's Large-Cap Growth Team, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Management since October, 2003. Prior to joining Columbia Management in October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Brian J. Cunningham, a vice president of Columbia Management, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since November, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

Gregory M. Miller, a senior vice president of Columbia Management, is a co-manager of the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

Richard Dahlberg, a senior portfolio manager and head of Columbia Management's Large-Cap Value Team, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since October, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg was a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002. Prior to joining Grantham, Mayo, Van Otterloo & Co. LLC in November, 2001, Mr. Dahlberg was a portfolio manager at Pioneer Investment Management, Inc. September, 1998 to November, 2001.

Mark E. Newlin, a senior vice president of Columbia Management, is a co-manager for the portion of the Fund allocated to the investment grade bonds category and has co-managed the Fund since May, 2004. Mr. Newlin has been associated with Columbia Management since August, 2003. Prior to joining Columbia Management in August, 2003, Mr. Newlin was director of fixed income at Harris Investment Management from March, 1994 to March, 2003.

Todd J. Mick, a vice president of Columbia Management, is a co-manager for the portion of the Fund allocated to the investment grade bonds category and has co-managed the Fund since May, 2004. Mr. Mick has been associated with Columbia Management since August, 2000. Prior to joining Columbia Management in August, 2000, Mr. Mick was an investment officer with The Northern Trust Company from 1993 to 2000.


721-36/916R-0504                                               May 17, 2004